Prospectus Supplement	June 30, 2008

Putnam VT Global Asset Allocation Fund Prospectus dated April 30, 2008

The section Other investments within What are the funds’ main investment strategies and related risks? is revised as follows:

»Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, hybrid and structured bonds and notes (including debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index), preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans. The funds may also loan their portfolio securities to earn additional income. These practices may be subject to other risks, as described in the SAI.

The section Who oversees and manages the funds? — The Funds’ Investment Manager is revised to reflect the following:

With respect to Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT High Yield Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Research Fund and Putnam VT UtilitiesGrowthandIncomeFund,PutnamManagementhasretaineditsaffiliate,PutnamInvestmentsLimited(“PIL”), to manage a separate portion of the assets of each fund. Subject to the supervision of Putnam Management, PIL, which provides a full range of international investment advisory services to institutional and retail clients, is responsible for making investment decisions for the portion of the assets of each fund managed by PIL. Putnam Management (and not the funds) pays a quarterly sub-management fee to PIL for its services at the following annual rates:

Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Research Fund and Putnam VT Utilities Growth and Income Fund: 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL.

Putnam VT Diversified Income Fund and Putnam VT High Yield Fund: 0.40% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL.

PIL’s address is Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

With respect to VT Global Asset Allocation Fund, Putnam Management and PIL have retained their affiliate, The Putnam Advisory Company, LLC (“PAC”), as a sub-adviser to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management or PIL, as applicable, PAC is responsible for making investment decisions for the portion of the assets of the fund that it manages. Putnam Management or PIL, as applicable (and not the fund), pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PAC.

PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109.

The section Who oversees and manages the funds? — The Funds’ Investment Manager is also supplemented to reflect that the members of the Global Asset Allocation Team primarily responsible for the day-to-day management of the fund’s portfolio are now Jeffrey Knight (Portfolio Leader), Robert Kea (Portfolio Member), Robert Schoen (Portfolio Member), James Fetch (Portfolio Member) and Jason Vaillancourt (Portfolio Member).

Positions held by Messrs. Knight, Kea and Schoen over the past five years are set forth in the prospectus.

Mr. Fetch joined the portfolio team for the fund in 2008. Since 1994, he has been employed by Putnam Management, currently as an Investment Strategist and previously as an Analyst.

Mr. Vaillancourt joined the portfolio team for the fund in 2008. Since 1999, he has been employed by Putnam Management, currently as an Investment Strategist and previously as an Analyst.

HV-6378
251980 6/08

Prospectus Supplement	June 30, 2008

Putnam VT International Equity Fund Prospectus dated April 30, 2008

The section Who oversees and manages the funds? — THE FUNDS’ INVESTMENT MANAGER is revised to reflect the following addition after the fifth paragraph:

With respect to Putnam VT International Equity Fund, Putnam Management and PIL have retained their affil-iate, The Putnam Advisory Company, LLC (“PAC”), as a sub-adviser to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management or PIL, as applicable, PAC is responsible for making investment decisions for the portion of the assets of the fund that it manages. Putnam Management or PIL, as applicable (and not the fund), pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PAC. Putnam Management and PIL have also retained PAC to provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable (and not the fund), pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.10% of the average net asset value of the portion of the fund’s assets for which PAC is engaged to provide investment recommendations.

PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109.

________________________

The section Who oversees and manages the funds? is also supplemented to reflect that the members of the International Core Team primarily responsible for the day-to-day management of the fund’s portfolio are now Joshua Byrne (Portfolio Leader), Simon Davis (Portfolio Leader), Alan McCormack (Portfolio Member) and Michael Scafati (Portfolio Member).

Positions held by Messrs. Byrne and Davis over the past five years are set forth in the prospectus.

Mr. McCormack joined the Portfolio team for the fund in June, 2008. Since November 2006, he has been employed by Putnam Investments Limited as a Portfolio Manager. Prior to January 2006, he was employed by Citigroup Inc. as Head of Global Quantitative Analysis.

Mr. Scafati joined the fund in June, 2008. Since 1993, he has been employed by Putnam Management, currently as a Portfolio Manager and previously as a Portfolio Construction Specialist.

HV-6379

251979 6/08